POWER OF ATTORNEY

I, the undersigned officer of Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Variable Series, Inc., Calvert New World Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund Calvert Municipal Fund, Inc. and Calvert Social Index Series, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 12, 2000 Ronald M. Wolfsheimer

Date Name of Officer

/s/ Karen Becker /s/ Ronald M. Wolfsheimer

Signature of Witness Signature of Officer

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Variable Series, Inc., Calvert New World Fund, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. and Calvert Social Index Series, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 12, 2000 Barbara J. Krumsiek

Date Name of Trustee/Director

/s/ Susan Walker Bender /s/ Barbara J. Krumsiek

Signature of Witness Signature of Trustee/Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Variable Series, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 13, 2000 Charles E. Diehl

Date Name of Trustee/Director

/s/ Frank H. Blatz, Jr. /s/ Charles E. Diehl

Signature of Witness Signature of Trustee/Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Variable Series, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 13, 2000 Arthur James Pugh

Date Name of Trustee/Director

/s/ Charles E. Diehl /s/ Arthur James Pugh

Signature of Witness Signature of Trustee/Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Variable Series, Inc., First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund and Calvert Municipal Fund, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 13, 2000 Frank H. Blatz, Jr.

Date Name of Trustee/Director

/s/ Charles E. Diehl /s/ Frank H. Blatz, Jr.

Signature of Witness Signature of Trustee/Director

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POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 14, 2000 William Atherton

Date Name of Director

/s/ Ivy Duke /s/ William Atherton

Signature of Witness Signature of Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 14, 2000 Alice G. Bullock

Date Name of Director

/s/ Ivy Duke /s/ Alice G. Bullock

Signature of Witness Signature of Director

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POWER OF ATTORNEY

I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., and Calvert Variable Series, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 13, 2000 M. Charito Kruvant

Date Name of Trustee/Director

/s/ William Atherton /s/ M. Charito Kruvant

Signature of Witness Signature of Trustee/Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Variable Series, Inc. (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Jennifer P. Streaks, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

WITNESS my hand on the date set forth below.

September 14, 2000 Cynthia Milligan

Date Name of Director

/s/ Ivy Duke /s/ Cynthia Milligan

Signature of Witness Signature of Director